Exhibit 10.3

THESE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JANUARY 29, 2013

WARRANTS TO PURCHASE COMMON SHARES

OF

ENERTOPIA CORPORATION.
(incorporated under the laws of the State of Nevada)

Warrant Number: 2012-	Number of Warrants represented
by this certificate:

THIS CERTIFIES THAT, for value received,  of  (the “Holder”), being the registered holder of these non-transferable warrants (the “Warrants”) is entitled, at any time prior to 4:30 p.m. (Vancouver time) on September 28, 2015 (the “Expiry Day”), to subscribe for and purchase the number of common shares (the “Warrant Shares”) of Enertopia Corporation (the “Company”) set forth above on the basis of one Warrant Share at a price of US$0.10 in the first year and at a price of US$0.20 in the second and third year (the “Exercise Price”) for each Warrant exercised, subject to adjustment as set out herein and only in accordance with the provisions hereof, by surrendering to the Company at its principal office, 950 – 1130 West Pender Street, Vancouver, British Columbia V6E 4A4, Canada, this Warrant certificate (the “Warrant Certificate”), with a completed and executed subscription form attached hereto, and payment in full for the Warrant Shares being purchased.

1.	Definitions: In this Warrant Certificate, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

(a)	“Adjustment Period” means the period commencing on the date hereof and ending at the Expiry Time;

(b)	“Business Day” means any day other than a Saturday, Sunday, legal holiday or a day on which banking institutions are closed in Toronto, Ontario or Vancouver, British Columbia;

(c)	“CNSX” means the Canadian National Stock Exchange;

(d)

“Common Shares” means the common shares of the Company as such shares are constituted on the date hereof, as the same may be reorganized, reclassified or otherwise changed pursuant to any of the events set out in Section 11 hereof;

(e)	“Company” means Enertopia Corporation, a company incorporated under the laws of the State of Nevada and its successors and assigns;

(f)	“Exercise Price” means US$0.10 per Warrant Share in the first year and US$0.20 per Warrant Share in the second and third year, subject to adjustment in accordance with Section 11 hereof;

(g)	“Expiry Day” means September 28, 2015;

(h)	“Expiry Time” means 4:30 p.m. (Vancouver time), on the Expiry Day;

(i)	“Holder” shall have the meaning ascribed thereto on the face page hereof;

(j)

“person” means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof or any other entity whatsoever;

(k)	“SEC” means the United States Securities and Exchange Commission;

(l)	“Trading Day” with respect to a stock exchange, market or over-the-counter market means a day on which such stock exchange or over-the-counter market is open for business;

(m)	“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

(n)	“U.S. Person” means U.S. person as that term is defined in Regulation S under the U.S. Securities Act;

(o)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(p)	“Warrant” means a warrant exercisable to purchase one Warrant Share at the Exercise Price until the Expiry Time; and

(q)	“Warrant Share” means the Common Share issuable upon the exercise of the Warrant.

2.

Expiry Time: At the Expiry Time, all rights under the Warrants evidenced hereby, in respect of which the right of subscription and purchase herein provided for shall not theretofore have been exercised, shall expire and be of no further force and effect.

3.	Exercise Procedure:

(a)

The Holder may exercise the right to subscribe and purchase the number of Warrant Shares herein provided, by delivering to the Company prior to the Expiry Time at its principal office this Warrant Certificate, with the subscription form attached hereto duly completed and executed by the Holder or its legal representative or attorney, duly appointed by an instrument in writing in form and manner satisfactory to the Company, together with a certified cheque or bank draft payable to or to the order of the Company in an amount equal to the aggregate Exercise Price in respect of the Warrants so exercised. Any Warrant Certificate so surrendered shall be deemed to be surrendered only upon delivery thereof to the Company at its principal office set forth herein (or to such other address as the Company may notify the Holder).

(b)

Upon such delivery as aforesaid, the Company shall cause to be issued to the Holder hereof the Warrant Shares subscribed for not exceeding those which such Holder is entitled to purchase pursuant to this Warrant Certificate and the Holder hereof shall become a shareholder of the Company in respect of the Warrant Shares subscribed for with effect from the date of such delivery and shall be entitled to delivery of a certificate evidencing the Warrant Shares and the Company shall cause such certificates to be mailed to the Holder hereof at the address or addresses specified in such subscription as soon as practicable, and in any event within ten (10) Business Days of such delivery.

(c)

The certificate or certificates representing Warrant Shares issued before January 29, 2013 upon exercise of the Warrants represented hereby shall be impressed with a legend substantially in the following form (and any other legends as required by the Canadian regulatory authorities or the Canadian stock exchanges):

(d)

For Non-U.S. Persons, the certificate or certificates representing Warrant Shares issued upon exercise of the Warrants represented hereby shall be impressed with a legend substantially in the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JANUARY 29, 2013.

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

(d)

For U.S. Persons, the certificate or certificates representing Warrant Shares issued upon exercise of the Warrants represented hereby shall be impressed with a legend substantially in the following form:

U.S. LEGEND:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE MARCH 29, 2013.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(e)

(A) These Warrants may not be exercised in the United States or by, or on behalf of, a U.S. Person and (B) no Warrant Shares issued upon exercise of these Warrants may be delivered to any address in the United States unless an exemption is available from the registration requirements of the U.S. Securities Act and applicable state securities laws and (i) the Holder has delivered to the Company a completed and duly executed copy of the U.S. Accredited Investor Status Certificate attached to the subscription form as Schedule “A” or (ii) if the Holder cannot satisfy clause (i) hereof, the Holder has contacted the Company, and if requested by the Company, the Holder has delivered to the Company, in a form acceptable to the Company and its counsel acting reasonably, an opinion of counsel to the effect that an exemption from the registration requirements of the U.S. Securities Act for the exercise of the Warrants and the issuance of the Warrant Shares is available. For clarity, it will be reasonable, if deemed necessary by the Company, for the Company to obtain an independent legal opinion from its own counsel, at its own expense, to this effect.

4.

Partial Exercise: The Holder may subscribe for and purchase a number of Warrant Shares less than the maximum number the Holder is entitled to purchase pursuant to the full exercise of this Warrant Certificate. In the event of any such subscription prior to the Expiry Time, the Holder shall be entitled to receive, without charge, a new Warrant Certificate (with or without legends as may be appropriate) in respect of the balance of the Warrant Shares which the Holder was entitled to subscribe for pursuant to this Warrant Certificate and which were then not purchased.

5.

No Fractional Shares: Notwithstanding any adjustments provided for in Section 11 hereof or otherwise, the Company shall not be required upon the exercise of any Warrants to issue fractional Warrant Shares in satisfaction of its obligations hereunder and, in any such case, the number of Warrant Shares issuable upon the exercise of any Warrants shall be rounded down to the nearest whole number, without any payment or consideration therefor.

6.

Exchange of Warrant Certificates: This Warrant Certificate may be exchanged for Warrant Certificates representing in the aggregate the same number of Warrants and entitling the Holder thereof to subscribe for and purchase an equal aggregate number of Warrant Shares at the same Exercise Price and on the same terms as this Warrant Certificate (with or without legends as may be appropriate).

7.	Transfer of Warrants: These Warrants are NOT transferable.

8.

Not a Shareholder: Nothing in this Warrant Certificate or in the holding of a Warrant evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Company.

9.

No Obligation to Purchase: Nothing herein contained or done pursuant hereto shall obligate the Holder to subscribe for or the Company to issue any shares except those shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

10.	Covenants:

(a)

The Company covenants and agrees that so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Warrant Shares to satisfy the right of purchase herein provided for, it will cause the Warrant Shares subscribed for and purchased in the manner herein provided to be issued and delivered as directed and such Warrant Shares shall be issued as fully paid and non-assessable Common Shares and the holders thereof shall not be liable to the Company or to its creditors in respect thereof.

(b)

The Company covenants and agrees that until the Expiry Time, while the Warrants (or remaining portion thereof) shall be outstanding, the Company shall use its commercially reasonable efforts to preserve and maintain its corporate existence, to remain a reporting issuer not in default of the requirements of the applicable securities laws in the Canadian jurisdictions in which the Company is currently a reporting issuer and to ensure that the Company shall make all requisite filings necessary to remain a reporting issuer not in default of the requirements of the applicable securities laws in the Canadian jurisdictions in which the Company is currently a reporting issuer.

(c)

The Company will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all other acts, deeds and assurances in law as may be reasonably required for the better accomplishing and effecting of the intentions and provisions of this Warrant Certificate.

11.	Adjustments:

(a)

In the event of any alteration of the Shares, including any subdivision, consolidation or reclassification, or in the event of any form of reorganization of the Company, including any amalgamation, merger or arrangement (collectively, a “Reorganization”), an adjustment will be made to the terms of the Warrants such that the Holder, upon exercise of any Warrants following the completion of the Reorganization, will be entitled to receive the same number and kind of securities that it would have been entitled to receive as a result of the Reorganization had it exercised its Warrants immediately prior to the Reorganization.

(b)

The Company will not effect any Reorganization which could result in a successor to the Company unless prior to or simultaneously with the consummation thereof, the entity succeeding the Company acknowledges in writing that it is bound by and will comply with the provisions set forth in this Warrant Certificate.

(c)	If, in case at any time:

(a)	the Company pays any dividend payable in stock upon the Shares or makes any distribution to the holders of the Shares;

(b)	the Company offers for subscription pro rata to the holders of its Shares any additional shares of stock of any class or other rights;

(c)	there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(d)	in case of any Reorganization;

then, and in any one or more of such cases, the Company will give to the Holder at least 20 days’ prior written notice of the date on which the books of the Company will close or a record will be taken for such dividend, distribution or offer of subscription rights, or for determining rights to vote with respect to such dissolution, liquidation or winding-up or Reorganization and, in the case of such dissolution, liquidation or winding-up or Reorganization, at least 20 days’ prior written notice of the date when the same will take place. Such notice in accordance with the foregoing clause will also specify, in the case of any such dividend, distribution or offer of subscriptions rights, the date on which the holders of the Shares will be entitled thereto, and such notice in accordance with the foregoing will also specify the date on which the holders of the Shares will be entitled to exchange the Shares for securities or other property deliverable upon such dissolution, liquidation or winding-up or Reorganization, as the case may be. Each such written notice will be given by first class registered mail, postage prepaid, addressed to the Holder at the address of such Holder, as shown on the books of the Company.

(d)

In accordance with this certificate, the Company will make adjustments as it considers necessary and equitable acting in good faith, subject to any approvals required by the CNSX (or such other Canadian stock exchange where the Company is then listed). If at any time a dispute arises with respect to adjustments provide for herein, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Company and any such determination, absent manifest error, will be binding upon the Company, the Holder and shareholders of the Company. The Company will provide such auditors or accountants with access to all necessary records of the Company and fees payable to such accountants or auditors will be paid by the Company.

12.

Limitation on Exercise of Warrants: Notwithstanding anything contained herein to the contrary, the rights represented by these Warrants shall not be exercisable by the Holder, in whole or in part, and the Company shall not give effect to any such exercise, if, after giving effect to such exercise, the Holder, together with any person or company acting jointly or in concert with the Holder (the “Joint Actors”) would in the aggregate beneficially own, or exercise control or direction over, that number of voting securities of the Company which is twenty percent (20%) or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise. For greater certainty, the rights represented by these Warrants shall not be exercisable by the Holder, in whole or in part, and the Company shall not give effect to any such exercise, if, after giving effect to such exercise, the Holder, together with its Joint Actors, would be deemed to hold a number of voting securities sufficient to materially affect the control of the Company. In connection with the exercise of these Warrants, the Holder shall provide the Company with a duly completed and executed subscription form attached hereto in which the Holder represents, warrants and certifies that the exercise of these Warrants shall not result in the Holder or its Joint Actors holding more than 20% of the issued and outstanding voting securities or holding a number of voting securities sufficient to materially affect the control of the Company, and the Company shall be entitled to rely thereon

13.

Representation and Warranty: The Company hereby represents and warrants with and to the Holder that the Company is duly authorized and has all corporate and lawful power and authority to create and issue these Warrants and the Warrant Shares issuable upon the exercise hereof and perform its obligations hereunder and that this Warrant Certificate represents a valid, legal and binding obligation of the Company enforceable in accordance with its terms.

14.

If Share Transfer Books Closed: The Company shall not be required to deliver certificates for Warrant Shares while the share transfer books of the Company are properly closed, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Warrant Shares called for thereby during any such period delivery of certificates for Warrant Shares may be postponed for a period not exceeding three (3) Business Days after the date of the re-opening of said share transfer books provided that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder, if the Holder has surrendered the same and made payment during such period, to receive such certificates for the Warrant Shares called for after the share transfer books shall have been re-opened.

15.

Lost Certificate: If the Warrant Certificate evidencing the Warrants issued hereby becomes stolen, lost, mutilated or destroyed the Company shall issue and countersign a new Warrant Certificate of like denomination, tenor and date as the Warrant Certificate so stolen, lost mutilated or destroyed provided that the Holder shall bear the reasonable cost of the issue thereof and in case of loss, destruction or theft, shall, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate as shall be satisfactory to the Company, in its sole discretion acting reasonably, and the Holder may also be required to furnish an indemnity in form satisfactory to the Company, in its sole discretion acting reasonably, and shall pay the reasonable charges of the Company in connection therewith.

16.

Governing Law: This Warrant Certificate shall be governed by, and construed in accordance with, the laws of the Province of British Columbia and the laws of Canada applicable therein but the reference to such laws shall not, by conflict of laws, rules or otherwise, require the application of the law of any jurisdiction other than the Province of British Columbia.

17.

Severability: If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom.

18.

Amendments: Subject to the approval of the CNSX (or such other Canadian stock exchange where the Company is then listed), the provisions of these Warrants may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Company and the Holder, provided that, in the event that any amendment, modification or waiver results in terms that are more favourable to the Holder hereof, the Company shall offer to make such amendment, modification or waiver applicable to all Holders under the Warrants issued on the date hereof.

19.

Modification of Provisions for Certain Purposes: Notwithstanding Section 18 hereof, the Company may from time to time modify the provisions of this Warrant Certificate to the extent that such modifications do not alter any material terms of this Warrant Certificate and are not prejudicial to the rights of the Holder hereof, including for the following purposes:

(a)

making such provisions not inconsistent herewith as may be necessary or desirable with respect to matters or questions arising hereunder or for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein;

(b)	making any modification in the form of the Warrants which does not affect the substance thereof; and

(c)	to evidence any successions of any corporation and the assumption of any successor of the covenants of the Company herein and in the Warrants contained as provided herein.

20.

Headings: The headings of the articles, sections, subsections and clauses of this Warrant Certificate have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Warrant Certificate.

21.

Numbering of Articles, etc.: Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, subclause or schedule refers to the article, section, subsection, clause, subclause or schedule bearing that number or letter in this Warrant Certificate.

22.

Gender: Whenever used in this Warrant Certificate, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender.

23.

Day not a Business Day: In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

24.

Binding Effect: This Warrant Certificate and all of its provisions shall enure to the benefit of the Holder, its successors, assigns and legal personal representatives and shall be binding upon the Company and its successors.

25.

Notice: Unless herein otherwise expressly provided, a notice to be given hereunder will be deemed to be validly given if the notice is sent by facsimile or prepaid same day courier addressed as follows:

(a)	If to the Holder at the latest address of the Holder as recorded on the books of the Company; and

(b)	If to the Company at:

Enertopia Corporation 950 – 1130 West Pender Street Vancouver, British Columbia V6E 4A4 Canada

Attention:	Ms. Bal Bhullar, Chief Financial Officer
Facsimile No.:	(604) 685-1602

28.	Time of Essence: Time shall be of the essence hereof.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of this 28th day of September, 2012.

ENERTOPIA CORPORATION

Per: ___________________________
        Chris Bunka, CEO
        Authorized Signing Officer

SUBSCRIPTION FORM

TO: Enertopia Corporation
        950 – 1130 West Pender Street
        Vancouver, British Columbia V6E 4A4
        Canada

The undersigned holder of the within Warrant Certificate hereby irrevocably subscribes for __________________ Warrant Shares of Enertopia Corporation (the “Company”) pursuant to the within Warrant Certificate and tenders herewith a certified cheque or bank draft for US$ _____________________ (US$0.10 per Warrant Share in the first year and US$0.20 per Warrant Share in the second and third year) in full payment therefor.

The undersigned holder hereby represents, warrants and certifies as follows: (Please check the ONE box applicable):

[_]	A

The undersigned holder (i) at the time of exercise of the Warrants is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), (iii) is not exercising the Warrants on behalf of a “U.S. person”; and (iv) did not execute or deliver this subscription form in the United States.

[_]	B.	The undersigned holder has delivered to the Company a completed and duly executed copy of the U.S. Accredited Investor Status Certificate attached hereto as Schedule “A”.

[_]	C.

If the holder cannot check box (A) or box (B), the holder must contact the Company. If requested by the Company, the undersigned holder will deliver to the Company, in a form acceptable to the Company and its counsel acting reasonably, an opinion of counsel to the effect that an exemption from the registration requirements of the U.S. Securities Act for the exercise of the Warrants and the issuance of the Warrant Shares is available. For clarity, it will be reasonable, if deemed necessary by the Company, for the Company to obtain an independent legal opinion from its own counsel, at its own expense, to this effect.

The undersigned holder hereby further represents, warrants and certifies that the exercise of these Warrants and the issuance of the Warrant Shares hereunder will not result in the holder, together with any person or company acting jointly or in concert with the holder, in the aggregate (i) beneficially owning or exercising control or direction over 20% or more of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise, or (ii) being deemed to hold a sufficient number of voting securities to materially affect the control of the Company.

The undersigned holder hereby directs that the Warrant Shares be issued as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF WARRANT SHARES

DATED this ______________ day of _________________________________, 20_____.

NAME:      __________________________

Signature: __________________________
                   Print name of individual whose signature appears above if different than the name printed above:

________Please check if the certificates representing the Warrant Shares are to be delivered at the Company’s principal office where this Warrant Certificate is surrendered, failing which the certificates representing the Warrant Shares will be mailed to the address in the registration instructions set out above.

If any Warrants represented by this Warrant Certificate are not being exercised, a new Warrant Certificate representing the unexercised Warrants will be issued and delivered with the certificate representing the Warrant Shares.

Notes:

Certificates will not be registered or delivered to an address in the United States unless Box B or Box C above is checked.

If Box C is to be checked, holders are encouraged to consult with the Company in advance to determine that the legal opinion tendered in connection with exercise will be reasonably satisfactory in form and substance to the Company and its counsel.

SCHEDULE “A”

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

If the undersigned is a U.S. Person or a person in the United States or is exercising the Warrants on behalf of a U.S. Person or a person in the United States, the undersigned hereby represents, warrants and certifies to the Company that, at the time of the exercise of the Warrants, the undersigned or the person for whom it is acting satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the U.S. Securities Act, indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the undersigned satisfies.)

___

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Warrant Shares, with total assets in excess of US$5,000,000.

___	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds US$1,000,000.

___

A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

___

A “bank” as defined under Section (3)(a)(2) of the U.S. Securities Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance corporation as defined in Section 2(13) of the U.S. Securities Act; an investment corporation registered under the Investment Corporation Act of 1940 (United States) or a business development corporation as defined in Section 2(a)(48) of such Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance corporation or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors. A private business development corporation as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

___

A trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Warrant Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act.

___	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that the undersigned claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the undersigned’s status as an Accredited Investor.

If the undersigned is an entity which initialled the last category in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

____________________________________________________________________________________

The undersigned hereby certifies that the information contained in this U.S. Accredited Investor Status Certificate is complete and accurate and the undersigned will notify the Company promptly of any change in any such information. If this U.S. Accredited Investor Status Certificate is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the undersigned represents that it has the authority to execute and deliver this U.S. Accredited Investor Status Certificate on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this U.S. Accredited Investor Status Certificate as of _______________________, 20____.

If a Corporation, Partnership or Other Entity:	If an Individual:
______________________	______________________
Print of Type Name of Entity	Signature
______________________	______________________
Signature of Authorized Signatory	Print or Type Name
______________________	______________________
Type of Entity	Social Security/Tax I.D. No. (if applicable)